UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2009 (August 19, 2009)

ORE PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23317	06-1411336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Professional Drive, Suite 101, Gaithersburg, Maryland	20879
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (240) 361-4400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01.           Other Events.

Starting on or about August 19, 2009, Ore Pharmaceuticals Inc. (the “Company”) intends to give presentations to potential investors, which is likely to be accompanied by a series of electronic slides.  A copy of these slides is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.           Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Copy of electronic slides to accompany presentations starting on or about August 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORE PHARMACEUTICALS INC.

Date: August 19, 2009	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Copy of electronic slides to accompany presentations starting on or about August 19, 2009.